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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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        Date of report (Date of earliest event reported): April 21, 1998




                               THE TIMKEN COMPANY
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               (Exact name of registrant as specified in charter)




           Ohio                        1-1169                   34-0577130
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(State or other jurisdiction    (Commission File No.)       (IRS Employer
of incorporation)                                           Identification No.)




1835 Dueber Avenue, S.W., Canton, Ohio                         44706-2798
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(Address of Principal Executive Offices)                       (Zip Code)




       Registrant's telephone number, including area code: (330) 438-3000


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ITEM 5.  OTHER EVENTS

New Common Stock Purchase Plan

         On April 21, 1998, the Board of Directors of The Timken Company, an Ohio corporation (the "Company"), approved the Company's 1998 Common Stock Purchase Plan (the "1998 Purchase Plan"). The 1998 Purchase Plan will be in effect until December 31, 2001 and authorizes the Company to purchase up to 4,000,000 shares of its Common Stock, without par value ("Common Stock"), on the open market at prevailing market prices. The 1998 Purchase Plan requires the Company to use the Common Stock purchased under the plan for the purposes of funding qualified employee benefit plans maintained by the Company and its direct and indirect wholly owned domestic subsidiaries, satisfying the Company's obligations under its equity-based incentive plans, providing shares of Common Stock for the Company's dividend reinvestment plan and for use in making future acquisitions, and delivering shares of Common Stock under existing and future equity-based compensation arrangements to associates and directors of the Company and to associates of direct and indirect subsidiaries of the Company.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c)      Exhibits.

                           Exhibit 99. Press Release, dated April 21, 1998.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE TIMKEN COMPANY


                                    By: /s/ Gene E. Little
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                                      Name: Gene E. Little
                                      Title: Senior Vice President - Finance



Dated:  April 21, 1998


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                                  EXHIBIT INDEX

                               The Timken Company

                           Current Report on Form 8-K
                              Dated April 21, 1998




        Exhibit No.                      Title
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             99           Press Release, dated April 21, 1998.


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